Exhibit 99.1

ICON ECI Fund Sixteen

Portfolio Overview

Third Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Portfolio Overview	2

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	3

Financial Statements	6

Forward Looking Statements	10

Additional Information	10

ICON ECI Fund Sixteen
As of January 31, 2015
Introduction to Portfolio Overview
We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Portfolio Overview for the quarter ended September 30, 2014. References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund commenced its offering period on July 1, 2013. As of November 12, 2013, we raised a minimum of $1,200,000 (the “Initial Closing Date”), at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering through September 30, 2014, we sold 15,700 Class A shares and 406 Class I shares, representing an aggregate of $15,987,969 of capital contributions. The offering period closed on December 31, 2014, at which time, we entered our operating period. We raised $17,469,610 during our offering period. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments after the quarter ended September 30, 2014:

Geokinetics Inc.
Investment Date:	9/4/2014	Collateral:	Land based seismic testing equipment acquired for $10,677,000.
Structure:	Lease
Expiration Date:	8/31/2017
Purchase Price:	$10,677,000
The Fund's Investment:	$5,552,000

Premier Trailer Leasing, Inc.
Investment Date:	9/24/2014	Collateral:	Trailers valued at $272,373,000.
Structure:	Loan
Maturity Date:	9/24/2020
Facility Amount:	$20,000,000
Fund Participation:	$2,500,000

ICON ECI Fund Sixteen

Portfolio Overview

As of September 30, 2014, our portfolio consisted of the following investments:

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015	Net Carrying Value:	$1,739,768*
Current Status:	Performing	Credit Loss Reserve:	None

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018	Net Carrying Value:	$1,678,438*
Current Status:	Performing	Credit Loss Reserve:	None

D&T Trucking, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018	Net Carrying Value:	$1,185,550**
Current Status:	Performing	Credit Loss Reserve:	None

Geokinetics Inc.
Structure:	Lease	Collateral:	Land-based seismic testing equipment.
Expiration Date:	8/31/2017	Net Carrying Value:	$5,359,998**
Current Status:	Performing	Credit Loss Reserve:	None

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020	Net Carrying Value:	$2,649,857*
Current Status:	Performing	Credit Loss Reserve:	None
*Net carrying value of our investment in joint ventures is calculated as follows:  investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.
**This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease. Net carrying value includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders. Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income.
***Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less unearned income.

ICON ECI Fund Sixteen

Revolving Line of Credit

On December 26, 2013, we entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $5,000,000 (the “Facility”), which is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At September 30, 2014, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of September 30, 2014	$14,462,789
Leverage Ratio	0.07:1**
% of Receivables Collected for the Quarter ended September 30, 2014	100%***
** Leverage ratio is defined as total liabilities divided by total equity.
*** Collections as of January 31, 2015.

Transactions with Related Parties
We have entered into certain agreements with our Managing Owner, Investment Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares.

In addition, we reimburse our Investment Manager and its affiliates for organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses will be capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates. Accordingly, our Investment Manager and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2014 through September 30, 2014, we incurred aggregate acquisition fees to our Investment Manager in the amount of approximately $440,599.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid distributions to our Managing Owner of $2,848 and $5,307 for the three and nine months ended September 30, 2014, respectively.  Additionally, our Managing Owner’s interest in the net loss attributable to us was $37 and $3,362 for the three and nine months ended September 30, 2014, respectively.
Fees and other expenses incurred by us to our Investment Manager or its affiliates were as follows:

			Three Months Ended	Nine Months Ended
Entity	Capacity	Description	September 30, 2014	September 30, 2014
ICON Capital, LLC	Investment Manager	Offering expense reimbursements (1)	$22,619	$128,540
ICON Capital, LLC	Investment Manager	Organization cost reimbursements (2)	1,047	6,622
ICON Capital, LLC	Investment Manager	General and administrative reimbursements (2)	1,745	43,389
ICON Capital, LLC	Investment Manager	Management fees (2)	27,702	62,075
ICON Securities, LLC	Dealer-manager	Dealer-manager and distribution fees (1)	47,457	277,664
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (2)	132,432	459,505
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	339,075	440,599
			$572,077	$1,418,394
(1) Amount charged directly to shareholders' equity.
(2) Amount charged directly to operations.
(3) Amount capitalized and amortized to operations.

At September 30, 2014, we had a net payable of approximately $798,000 due to our Investment Manager and its affiliates that primarily consisted of administrative expense reimbursements of approximately $493,000, acquisition fees of approximately $125,000 and management fees of approximately $64,000. At December 31, 2013, we had a net payable of approximately $106,000 due to our Investment Manager and its affiliates that primarily consisted of administrative expense reimbursements of approximately $80,000 and offering expenses of approximately $19,000.

From October 1, 2014 through December 31, 2014, we raised an additional $1,481,641 in capital contributions and incurred dealer-manager and distribution fees in the amount of $27,476.

ICON ECI Fund Sixteen
Transactions with Related Parties (continued)

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Balance Sheets

	September 30,	December 31,
	2014	2013
	(unaudited)
Assets
Cash	$2,047,874	$1,027,327
Net investment in note receivable	2,649,857	-
Net investment in finance lease	10,270,681	-
Investment in joint ventures	4,603,756	897,996
Other assets	11,668	18,693
Total assets	$19,583,836	$1,944,016
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates	$798,441	$105,564
Accrued expenses and other liabilities	482,854	92,513
Total liabilities	1,281,295	198,077

Commitments and contingencies

Equity:
Shareholders' capital:
Class A	13,052,153	1,693,429
Class I	339,703	52,510
Total shareholders' capital	13,391,856	1,745,939
Noncontrolling interests	4,910,685	-
Total Equity	18,302,541	1,745,939
Total liabilities and equity	$19,583,836	$1,944,016

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Operations (unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014
Revenue:
Finance income	$93,093	$93,093
Income from investment in joint ventures	166,547	365,552
Other income	11	11
Total revenue	259,651	458,656

Expenses:
Management fees	27,702	62,075
Administrative expense reimbursements	132,432	459,505
General and administrative	51,197	205,699
Interest	7,236	17,166
Organization costs	1,047	6,622
Total expenses	219,614	751,067
Net income (loss)	40,037	(292,411)
Less: net income attributable to noncontrolling interests	43,768	43,768
Net loss attributable to Fund Sixteen	$(3,731)	$(336,179)

Net loss attributable to Fund Sixteen allocable to:
Additional Class A and Class I shareholders	$(3,694)	$(332,817)
Managing Owner	(37)	(3,362)
	$(3,731)	$(336,179)

Additional Class A shares:
Net loss attributable to Fund Sixteen allocable to additional Class A shareholders	$(3,687)	$(328,189)
Weighted average number of additional Class A shares outstanding	14,502	10,101
Net loss attributable to Fund Sixteen per weighted average additional Class A share	$(0.25)	$(32.49)

Additional Class I shares:
Net loss attributable to Fund Sixteen allocable to additional Class I shareholders	$(7)	$(4,628)
Weighted average number of additional Class I shares outstanding	328	190
Net loss attributable to Fund Sixteen per weighted average additional Class I share	$(0.02)	$(24.36)

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statements of Changes in Equity

	Class A						Class I
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders		Noncontrolling interests	Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Amount	Shares	Amount
Balance, December 31, 2013	0.001	$(1,161)	2,016	$1,694,590	2,016	$1,693,429	65	$52,510	$-	2,081	$1,745,939
Net loss	-	(1,848)	-	(180,661)	-	(182,509)	-	(2,300)	-	-	(184,809)
Proceeds from sale of shares	-	-	6,005	5,968,452	6,005	5,968,452	-	-	-	6,005	5,968,452
Sales and offering expenses	-	-	-	(587,385)	-	(587,385)	-	(1,308)	-	-	(588,693)
Distributions	-	(625)	-	(60,524)	-	(61,149)	-	(1,273)	-	-	(62,422)
Balance, March 31, 2014	0.001	(3,634)	8,021	6,834,472	8,021	6,830,838	65	47,629	-	8,086	6,878,467
(unaudited)
Net loss	-	(1,477)	-	(143,841)	-	(145,318)	-	(2,321)	-	-	(147,639)
Proceeds from sale of shares	-	-	5,458	5,422,039	5,458	5,422,039	158	147,100	-	5,616	5,569,139
Sales and offering expenses	-	-	-	(541,813)	-	(541,813)	-	(6,237)	-	-	(548,050)
Distributions	-	(1,834)	-	(209,055)	-	(210,889)	-	(3,403)	-	-	(214,292)
Balance, June 30, 2014	0.001	(6,945)	13,479	11,361,802	13,479	11,354,857	223	182,768	-	13,702	11,537,625
(unaudited)
Net (loss) income	-	(37)	-	(3,687)	-	(3,724)	-	(7)	43,768	-	40,037
Proceeds from sale of shares	-	-	2,221	2,209,624	2,221	2,209,624	183	169,860	-	2,404	2,379,484
Sales and offering expenses	-	-	-	(220,718)	-	(220,718)	-	(6,380)	-	-	(227,098)
Distributions	-	(2,848)	-	(285,038)	-	(287,886)	-	(6,538)	(347,473)	-	(641,897)
Investment by noncontrolling interests	-	-	-	-	-	-	-	-	5,214,390	-	5,214,390
Balance, September 30, 2014 (unaudited)	0.001	$(9,830)	15,700	$13,061,983	15,700	$13,052,153	406	$339,703	$4,910,685	16,106	$18,302,541

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statement of Cash Flows (unaudited)

Nine Months Ended
September 30, 2014
Cash flows from operating activities:
Net loss	$(292,411)
Adjustments to reconcile net loss to net cash provided by operating activities:
Finance income	5,467
Income from investment in joint ventures	(365,552)
Interest expense from amortization of debt financing costs	7,025
Interest expense, other	5,973
Changes in operating assets and liabilities:
Due to Investment Manager and affiliates, net	427,891
Accrued expenses and other liabilities	40,532
Distributions from joint ventures	345,936
Net cash provided by operating activities	174,861
Cash flows from investing activities:
Purchase of equipment	(10,798,469)
Investment in note receivable	(2,626,471)
Principal received on finance lease	522,739
Investment in joint ventures	(4,904,295)
Distributions received from joint ventures in excess of profit	1,319,675
Net cash used in investing activities	(16,486,821)
Cash flows from financing activities:
Sale of Class A and Class I shares	13,917,075
Sales and offering expenses paid	(880,347)
Investment by noncontrolling interests	5,214,390
Distributions to noncontrolling interests	(347,473)
Distributions to shareholders	(571,138)
Net cash provided by financing activities	17,332,507
Net increase in cash	1,020,547
Cash, beginning of period	1,027,327
Cash, end of period	$2,047,874

Supplemental disclosure of non-cash investing and financing activities:
Offering expenses payable to Investment Manager charged to equity	$128,540
Distribution fees payable to dealer-manager	$11,135
Sales commission trail payable to third parties	$343,836
Acquisition fee payable to Investment Manager	$125,328

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.